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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)       November 30, 2001
                                                 ------------------------------

                         TRIANGLE PHARMACEUTICALS, INC.
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             (Exact name of registrant as specified in its charter)

          DELAWARE                    000-21589                56-1930728
----------------------------- --------------------------- ----------------------
(State or other jurisdiction         (Commission             (IRS Employer
      of incorporation)              File Number)          Identification No.)

     4 University Place, 4611 University Drive, Durham, North Carolina 27707
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code   (919) 493-5980
                                                   -----------------------------

--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)




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         Item 5.  Other Events.

         On November 30, 2001, Triangle Pharmaceuticals entered into a Master Loan and Security Agreement with Wells Fargo Equipment Finance, Inc., a copy of which is attached hereto as Exhibit 10.1. and is incorporated herein by reference


         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits. The following documents are filed as exhibits to this
             Report:

         10.1 Master Loan and Security Agreement dated November 30, 2001 between Triangle Pharmaceuticals, Inc. and Wells Fargo Equipment Finance, Inc.





                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          Triangle Pharmaceuticals, Inc.
                                   ---------------------------------------------
                                                  (Registrant)

      December 7, 2001                     /s/ Robert F. Amundsen, Jr.
-------------------------------    ---------------------------------------------
            Date                                  (Signature)
                                   Name: Robert F. Amundsen, Jr.
                                   Title: Executive Vice President & Chief
                                          Financial Officer